================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                January 31, 2002
                Date of Report (Date of earliest event reported)


                            MEADWESTVACO CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      001-31215               31-1797999
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                One High Ridge Park, Stamford, Connecticut 06905
                    (Address of principal executive offices)

                                 (203) 461-7400
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



================================================================================

Item 5.  Other events.


     On January 31, 2002, two of MeadWestvaco Corporation's subsidiaries, Westvaco Corporation and The Mead Corporation, entered into Supplemental Indentures with respect to their respective debt securities listed below, copies of which are attached as Exhibits 4.1, 4.2, 4.3 hereto and incorporated by reference herein.

Westvaco Corporation
--------------------

6.85% Notes due 2004
7.10% Notes due 2009
8.40% Notes due 2007
Floating Rate Notes due 2003
8.20% Debentures due 2030
9.65% Debentures due 2002
9.75% Debentures due 2020
7.95% Debentures due 2031
7.00% Sinking Fund Debentures due 2004-2023
7.50% Sinking Fund Debentures due 2008-2027
7.65% Sinking Fund Debentures due 2008-2027
7.75% Sinking Fund Debentures due 2004-2023
8.125% Sinking Fund Debentures due 2001-2007
8.30% Sinking Fund Debentures due 2003-2022

The Mead Corporation
--------------------
8.125% Debentures due 2023
7.125% Debentures due 2025
7.35% Debentures due 2017
6.84% Debentures due 2037
7.55% Debentures due 2047
6.60% Debentures due 2002
Medium-term Notes (7.30% to 9.80%) due from 2002-2020

Item 7.  Exhibits.


     (c) Exhibits. The following exhibits are filed herewith:

         Exhibit No.             Description

          (4.1) First Supplemental Indenture between Westvaco Corporation and
               The Bank of New York dated January 31, 2002

          (4.2) Fourth Supplemental Indenture between The Mead Corporation and
               Bankers Trust Company dated January 31, 2002

          (4.3) First Supplemental Indenture between The Mead Corporation and
               Bank One Trust Company, N.A. dated January 31, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 1, 2002

                                          MEADWESTVACO CORPORATION




                                 By:    /s/ John W. Hetherington
                                        ----------------------------------------
                                        John W. Hetherington
                                        Secretary

                                                                     EXHIBIT 4.1


================================================================================

                              WESTVACO CORPORATION,
                                   as Issuer,

                            MEADWESTVACO CORPORATION,
                                  as Guarantor,

                              THE MEAD CORPORATION,
                                  as Guarantor

                                       and



                              THE BANK OF NEW YORK,
                                   as Trustee

                         ------------------------------

                          First Supplemental Indenture

                          Dated as of January 31, 2002
                         ------------------------------



================================================================================

     FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of January 31, 2002, among WESTVACO CORPORATION, a Delaware corporation (the "Company"), MEADWESTVACO CORPORATION, a Delaware corporation ("MeadWestvaco"), THE MEAD CORPORATION, an Ohio corporation ("Mead" and together with MeadWestvaco, "the Guarantors" and together with the Company, the "Obligors") and THE BANK OF NEW YORK (formerly known as Irving Trust Company), a New York corporation, as trustee (the "Trustee").

     WHEREAS the Company has executed and delivered to the Trustee an Indenture (the "Indenture"), dated as of March 1, 1983, as amended from time to time, providing for the issuance and sale by the Company from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities", which term shall include any Securities issued under the Indenture after the date hereof);

     WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of August 28, 2001, among the Company, MeadWestvaco (f/k/a MW Holding Corporation), Mead, Michael Merger Sub Corporation, an Ohio corporation and William Merger Sub Corporation, a Delaware corporation, the Company and Mead will become wholly owned subsidiaries of MeadWestvaco;

     WHEREAS Section 901(2) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of adding to the rights of the Holders of the Securities;

     WHEREAS the Company proposes in and by this First Supplemental Indenture to supplement and amend the Indenture in certain respects as it applies to Securities issued thereunder;

     WHEREAS MeadWestvaco desires to fully and unconditionally guarantee all the monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture (the "MeadWestvaco Guarantee") and to extend to the Holders of Securities certain rights and privileges in connection with the MeadWestvaco Guarantee;

     WHEREAS Mead desires to fully and unconditionally guarantee all the monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture (the "Mead Guarantee" and together with the MeadWestvaco Guarantee, the "Guarantees") and to extend to the Holders of Securities certain rights and privileges in connection with the Mead Guarantee; and

     WHEREAS the Company, MeadWestvaco and Mead have requested that the Trustee execute and deliver this First Supplemental Indenture and all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms and to make the MeadWestvaco Guarantee the valid obligation of MeadWestvaco and the Mead Guarantee the valid obligation of Mead, and the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects.

     NOW, THEREFORE, the Company, MeadWestvaco, Mead and the Trustee hereby agree that the following Sections of this First Supplemental Indenture supplement the Indenture with respect to Securities issued thereunder:

     SECTION 1. Definitions. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Indenture.

     SECTION 2. Guarantees. (a) Each Guarantor unconditionally guarantees, on a joint and several basis, to each Holder of Securities (including each Holder of Securities issued under the Indenture after the date of this First Supplemental Indenture) and to the Trustee and its successors and assigns, (i) the full and punctual payment of all monetary obligations of the Company under the Indenture (including obligations to the Trustee) and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture. Each Guarantor further agrees that its obligations hereunder shall be unconditional irrespective of the absence or existence of any action to enforce the same, the recovery of any judgment against the Company (except to the extent such judgment is paid) or any waiver or amendment of the provisions of the Indenture or the Securities to the extent that any such action or any similar action would otherwise constitute a legal or equitable discharge or defense of such Guarantor (except that such waiver or amendment shall be effective in accordance with its terms).

     (b) Each Guarantor further agrees that its Guarantee constitutes a guarantee of payment, performance and compliance and not merely of collection.

     (c) Each Guarantor further agrees to waive presentment to, demand of payment from and protest to the Company of its Guarantee, and also waives diligence, notice of acceptance of its Guarantee, presentment, demand for payment, notice of protest for nonpayment, the filing of claims with a court in the event of merger or bankruptcy of the Company and any right to require a proceeding first against the Company or any other Person. The obligations of a Guarantor shall not be affected by any failure or policy on the part of the Trustee to exercise any right or remedy under the Indenture or the Securities of any series.

     (d) The obligation of a Guarantor to make any payment hereunder may be satisfied by causing the Company or the other Guarantor to make such payment. If any Holder of any Security or the Trustee is required by any court or otherwise to return to the Company or any Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to any of the Company or any such Guarantor any amount paid by any of them to the Trustee or such Holder, any applicable Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

     (e) Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder of Securities in enforcing any of their respective rights under its Guarantee.

     (f) Any term or provision of this First Supplemental Indenture to the contrary notwithstanding, the maximum aggregate amount of a Guarantor's Guarantee shall not exceed the maximum amount that can be hereby guaranteed without rendering this First Supplemental Indenture, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

     SECTION 3. Termination of Guarantee. Each Guarantee (taken individually) shall be automatically released and shall terminate upon (a) the merger of the respective Guarantor with or into another Obligor, (b) the consolidation of the respective Guarantor with another Obligor, (c) the transfer of all or substantially all of the assets of the respective Guarantor to another Obligor, or (d) in the case of Mead's Guarantee only, the termination of Mead's guarantee of the MeadWestvaco's obligations under each of the Bank Credit Facilities. For the purposes of this Section 3, "Bank Credit Facilities" means (i) the Five-Year Credit Agreement, dated as of December 20, 2001, among MeadWestvaco and the lenders and agents listed therein, with The Bank of New York, as administrative agent and Bank One, NA, as syndication agent, as amended, supplemented or otherwise modified, (ii) the 364-Day Credit Agreement, dated as of the date hereof, among MeadWestvaco and the lenders and agents listed therein, with The Bank of New York, as administrative agent and Bank One, NA, as syndication agent, as amended, supplemented or otherwise modified, and (iii) any amendments, renewals, refundings, refinancings, extensions, modifications or replacements with respect to any of the foregoing.

     SECTION 4. This First Supplemental Indenture. This First Supplemental Indenture shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

     SECTION 5. GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. Counterparts. This First Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     SECTION 7. Headings. The heading of this First Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 8. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, MeadWestvaco and Mead, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture.

     SECTION 9. Separability. In case one or more of the provisions contained in this First Supplemental Indenture or in the Securities shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Securities, but this First Supplemental Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     SECTION 10. Successors and Assigns. All agreements of the Company in this First Supplemental Indenture and the Securities shall bind its successors and all agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.


                                   WESTVACO CORPORATION



                                   By:  /s/ William S. Beaver
                                        ----------------------------------------
                                            Name:    William S. Beaver
                                            Title:   Vice President and
                                                     Treasurer


                                   MEADWESTVACO CORPORATION,
                                     as Guarantor



                                   By:  /s/ Karen R. Osar
                                        ----------------------------------------
                                            Name: Karen R. Osar
                                            Title:   Chief Financial Officer



                                   MEAD CORPORATION,
                                     as Guarantor



                                   By:  /s/ Timothy R. McLevish
                                        ----------------------------------------
                                            Name: Timothy R. McLevish
                                            Title:   Vice President and
                                                       Chief Financial Officer



                                   THE BANK OF NEW YORK,
                                     as Trustee



                                   By:  /s/ Kisha Holder
                                        ----------------------------------------
                                            Name:     Kisha Holder
                                            Title:    Assistant Treasurer

                                                                     EXHIBIT 4.2




================================================================================



                              THE MEAD CORPORATION,
                                   as Issuer,



                            MEADWESTVACO CORPORATION,
                                  as Guarantor,


                              WESTVACO CORPORATION,
                                  as Guarantor

                                       and



                             BANKERS TRUST COMPANY,
                                   as Trustee

                         ------------------------------

                          Fourth Supplemental Indenture

                          Dated as of January 31, 2002
                         ------------------------------



================================================================================

     FOURTH SUPPLEMENTAL INDENTURE (this "Fourth Supplemental Indenture"), dated as of January 31, 2002, among THE MEAD CORPORATION, an Ohio corporation (the "Company"), MEADWESTVACO CORPORATION, a Delaware corporation ("MeadWestvaco"), WESTVACO CORPORATION, a Delaware corporation ("Westvaco" and together with MeadWestvaco, the "Guarantors" and together with the Company, the "Obligors") and BANKERS TRUST COMPANY, a New York corporation, as trustee (the "Trustee").

     WHEREAS the Company has executed and delivered to the Trustee an Indenture (the "Indenture"), dated as of July 15, 1982, as amended from time to time, providing for the issuance and sale by the Company from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities", which term shall include any Securities issued under the Indenture after the date hereof);

     WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of August 28, 2001, among the Company, MeadWestvaco (f/k/a MW Holding Corporation), Westvaco, Michael Merger Sub Corporation, an Ohio corporation and William Merger Sub Corporation, a Delaware corporation, the Company and Westvaco will become wholly owned subsidiaries of MeadWestvaco;

     WHEREAS Section 901(2) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of adding to the rights of the Holders of the Securities;

     WHEREAS the Company proposes in and by this Fourth Supplemental Indenture to supplement and amend the Indenture in certain respects as it applies to Securities issued thereunder;

     WHEREAS MeadWestvaco desires to fully and unconditionally guarantee all the monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture (the "MeadWestvaco Guarantee") and to extend to the Holders of Securities certain rights and privileges in connection with the MeadWestvaco Guarantee;

     WHEREAS Westvaco desires to fully and unconditionally guarantee all the monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture (the "Westvaco Guarantee" and together with the MeadWestvaco Guarantee, the "Guarantees") and to extend to the Holders of Securities certain rights and privileges in connection with the Westvaco Guarantee; and

     WHEREAS the Company, MeadWestvaco and Westvaco have requested that the Trustee execute and deliver this Fourth Supplemental Indenture and all requirements necessary to make this Fourth Supplemental Indenture a valid instrument in accordance with its terms and to make the MeadWestvaco Guarantee the valid obligation of MeadWestvaco and the Westvaco Guarantee the valid obligation of Westvaco, and the execution and delivery of this Fourth Supplemental Indenture has been duly authorized in all respects.

     NOW, THEREFORE, the Company, MeadWestvaco, Westvaco and the Trustee hereby agree that the following Sections of this Fourth Supplemental Indenture supplement the Indenture with respect to Securities issued thereunder:

     SECTION 1. Definitions. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Indenture.

     SECTION 2. Guarantees. (a) Each Guarantor unconditionally guarantees, on a joint and several basis, to each Holder of Securities (including each Holder of Securities issued under the Indenture after the date of this Fourth Supplemental Indenture) and to the Trustee and its successors and assigns, (i) the full and punctual payment of all monetary obligations of the Company under the Indenture (including obligations to the Trustee) and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture. Each Guarantor further agrees that its obligations hereunder shall be unconditional irrespective of the absence or existence of any action to enforce the same, the recovery of any judgment against the Company (except to the extent such judgment is paid) or any waiver or amendment of the provisions of the Indenture or the Securities to the extent that any such action or any similar action would otherwise constitute a legal or equitable discharge or defense of such Guarantor (except that such waiver or amendment shall be effective in accordance with its terms).

     (b) Each Guarantor further agrees that its Guarantee constitutes a guarantee of payment, performance and compliance and not merely of collection.

     (c) Each Guarantor further agrees to waive presentment to, demand of payment from and protest to the Company of its Guarantee, and also waives diligence, notice of acceptance of its Guarantee, presentment, demand for payment, notice of protest for nonpayment, the filing of claims with a court in the event of merger or bankruptcy of the Company and any right to require a proceeding first against the Company or any other Person. The obligations of a Guarantor shall not be affected by any failure or policy on the part of the Trustee to exercise any right or remedy under the Indenture or the Securities of any series.

     (d) The obligation of a Guarantor to make any payment hereunder may be satisfied by causing the Company or the other Guarantor to make such payment. If any Holder of any Security or the Trustee is required by any court or otherwise to return to the Company or any Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to any of the Company or any such Guarantor any amount paid by any of them to the Trustee or such Holder, any applicable Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

     (e) Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder of Securities in enforcing any of their respective rights under its Guarantee.

     (f) Any term or provision of this Fourth Supplemental Indenture to the contrary notwithstanding, the maximum aggregate amount of a Guarantor's Guarantee shall not exceed the maximum amount that can be hereby guaranteed without rendering this Fourth Supplemental Indenture, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

     SECTION 3. Termination of Guarantee. Each Guarantee (taken individually) shall be automatically released and shall terminate upon (a) the merger of the respective Guarantor with or into another Obligor, (b) the consolidation of the respective Guarantor with another Obligor, (c) the transfer of all or substantially all of the assets of the respective Guarantor to another Obligor, or (d) in the case of Westvaco's Guarantee only, the termination of Westvaco's guarantee of the MeadWestvaco's obligations under each of the Bank Credit Facilities. For the purposes of this Section 3, "Bank Credit Facilities" means
(i) the Five-Year Credit Agreement, dated as of December 20, 2001, among MeadWestvaco and the lenders and agents listed therein, with The Bank of New York, as administrative agent and Bank One, NA, as syndication agent, as amended, supplemented or otherwise modified, (ii) the 364-Day Credit Agreement, dated as of the date hereof, among MeadWestvaco and the lenders and agents listed therein, with The Bank of New York, as administrative agent and Bank One, NA, as syndication agent, as amended, supplemented or otherwise modified, and
(iii) any amendments, renewals, refundings, refinancings, extensions, modifications or replacements with respect to any of the foregoing.

     SECTION 4. This Fourth Supplemental Indenture. This Fourth Supplemental Indenture shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

     SECTION 5. GOVERNING LAW. THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. Counterparts. This Fourth Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     SECTION 7. Headings. The heading of this Fourth Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 8. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, MeadWestvaco and Westvaco, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourth Supplemental Indenture.

     SECTION 9. Separability. In case one or more of the provisions contained in this Fourth Supplemental Indenture or in the Securities shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Fourth Supplemental Indenture or of the Securities, but this Fourth Supplemental Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     SECTION 10. Successors and Assigns. All agreements of the Company in this Fourth Supplemental Indenture and the Securities shall bind its successors and all agreements of the Trustee in this Fourth Supplemental Indenture shall bind its successors.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.


                                    THE MEAD CORPORATION



                                    By:  /s/ Timothy R. McLevish
                                         ---------------------------------------
                                             Name: Timothy R. McLevish
                                             Title:   Vice President and
                                                         Chief Financial Officer



                                    MEADWESTVACO CORPORATION,
                                       as Guarantor



                                    By:  /s/ Karen R. Osar
                                         ---------------------------------------
                                             Name: Karen R. Osar
                                             Title:   Chief Financial Officer



                                    WESTVACO CORPORATION,
                                       as Guarantor



                                    By:  /s/ William S. Beaver
                                         ---------------------------------------
                                             Name: William S. Beaver
                                             Title:   Vice President and
                                                         Treasurer



                                    BANKERS TRUST COMPANY,
                                      as Trustee



                                    By:  /s/ Irina Golovashchuk
                                         ---------------------------------------
                                             Name: Irina Golovashchuk
                                             Title:  Account Manager

                                                                     EXHIBIT 4.3





================================================================================


                              THE MEAD CORPORATION,
                                   as Issuer,



                            MEADWESTVACO CORPORATION,
                                  as Guarantor,


                              WESTVACO CORPORATION,
                                  as Guarantor

                                       and



                           BANK ONE TRUST COMPANY, NA
                                   as Trustee

                         ------------------------------

                          First Supplemental Indenture

                          Dated as of January 31, 2002
                         ------------------------------



================================================================================

     FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of January 31, 2002, among THE MEAD CORPORATION, an Ohio corporation (the "Company"), MEADWESTVACO CORPORATION, a Delaware corporation ("MW Holding"), WESTVACO CORPORATION, a Delaware corporation ("Westvaco" and together with MeadWestvaco, the "Guarantors" and together with the Company, the "Obligors") and BANK ONE TRUST COMPANY, NA, a national banking association, as trustee (the "Trustee").

     WHEREAS the Company has executed and delivered to the Trustee an Indenture (the "Indenture"), dated as of February 1, 1993, as amended from time to time, providing for the issuance and sale by the Company from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities", which term shall include any Securities issued under the Indenture after the date hereof);

     WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of August 28, 2001, among the Company, MeadWestvaco (f/k/a MW Holding Corporation), Westvaco, Michael Merger Sub Corporation, an Ohio corporation and William Merger Sub Corporation, a Delaware corporation, the Company and Westvaco will become wholly owned subsidiaries of MeadWestvaco;

     WHEREAS Section 901(2) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of adding to the rights of the Holders of the Securities;

     WHEREAS the Company proposes in and by this First Supplemental Indenture to supplement and amend the Indenture in certain respects as it applies to Securities issued thereunder;

     WHEREAS MeadWestvaco desires to fully and unconditionally guarantee all the monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture (the "MeadWestvaco Guarantee") and to extend to the Holders of Securities certain rights and privileges in connection with the MeadWestvaco Guarantee;

     WHEREAS Westvaco desires to fully and unconditionally guarantee all the monetary obligations of the Company under the Indenture (including obligations to the

Trustee) and the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture (the "Westvaco Guarantee" and together with the MeadWestvaco Guarantee, the "Guarantees") and to extend to the Holders of Securities certain rights and privileges in connection with the Westvaco Guarantee; and

     WHEREAS the Company, MeadWestavco and Westvaco have requested that the Trustee execute and deliver this First Supplemental Indenture and all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms and to make the MeadWestvaco Guarantee the valid obligation of MeadWestvaco and the Westvaco Guarantee the valid obligation of Westvaco, and the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects.

     NOW, THEREFORE, the Company, MeadWestvaco, Westvaco and the Trustee hereby agree that the following Sections of this First Supplemental Indenture supplement the Indenture with respect to Securities issued thereunder:

     SECTION 1. Definitions. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Indenture.

     SECTION 2. Guarantees. (a) Each Guarantor unconditionally guarantees, on a joint and several basis, to each Holder of Securities (including each Holder of Securities issued under the Indenture after the date of this First Supplemental Indenture) and to the Trustee and its successors and assigns, (i) the full and punctual payment of all monetary obligations of the Company under the Indenture (including obligations to the Trustee) and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture. Each Guarantor further agrees that its obligations hereunder shall be unconditional irrespective of the absence or existence of any action to enforce the same, the recovery of any judgment against the Company (except to the extent such judgment is paid) or any waiver or amendment of the provisions of the Indenture or the Securities to the extent that any such action or any similar action would otherwise constitute a legal or equitable discharge or defense of such Guarantor (except that such waiver or amendment shall be effective in accordance with its terms).

     (b) Each Guarantor further agrees that its Guarantee constitutes a guarantee of payment, performance and compliance and not merely of collection.

     (c) Each Guarantor further agrees to waive presentment to, demand of payment from and protest to the Company of its Guarantee, and also waives diligence, notice of acceptance of its Guarantee, presentment, demand for payment, notice of protest for nonpayment, the filing of claims with a court in the event of merger or bankruptcy of the Company and any right to require a proceeding first against the Company or any other Person. The obligations of a Guarantor shall not be affected by any failure or policy on the part of the Trustee to exercise any right or remedy under the Indenture or the Securities of any series.

     (d) The obligation of a Guarantor to make any payment hereunder may be satisfied by causing the Company or the other Guarantor to make such payment. If any Holder of any Security or the Trustee is required by any court or otherwise to return to the Company or any Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to any of the Company or any such Guarantor any amount paid by any of them to the Trustee or such Holder, any applicable Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

     (e) Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder of Securities in enforcing any of their respective rights under its Guarantee.

     (f) Any term or provision of this First Supplemental Indenture to the contrary notwithstanding, the maximum aggregate amount of a Guarantor's Guarantee shall not exceed the maximum amount that can be hereby guaranteed without rendering this First Supplemental Indenture, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

     SECTION 3. Termination of Guarantee. Each Guarantee (taken individually) shall be automatically released and shall terminate upon (a) the merger of the respective Guarantor with or into another Obligor, (b) the consolidation of the respective Guarantor with another Obligor, (c) the transfer of all or substantially all of the assets of the respective Guarantor to another Obligor, or (d) in the case of Westvaco's Guarantee only, the termination of Westvaco's guarantee of the MeadWestvaco's obligations under each of the Bank Credit Facilities. For the purposes of this Section 3, "Bank Credit Facilities" means
(i) the Five-Year Credit Agreement, dated as of December 20, 2001, among MeadWestvaco and the lenders and agents listed therein, with The Bank of New York, as administrative agent and Bank One, NA, as syndication agent, as amended, supplemented or otherwise modified, (ii) the 364-Day Credit Agreement, dated as of the date hereof, among MeadWestvaco and the lenders and agents listed therein, with The Bank of New York, as administrative agent and Bank One, NA, as syndication agent, as amended, supplemented or otherwise modified, and (iii) any amendments, renewals, refundings, refinancings, extensions, modifications or replacements with respect to any of the foregoing.

     SECTION 4. This First Supplemental Indenture. This First Supplemental Indenture shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

     SECTION 5. GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. Counterparts. This First Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     SECTION 7. Headings. The heading of this First Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 8. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, MeadWestvaco and Westvaco, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture.

     SECTION 9. Separability. In case one or more of the provisions contained in this First Supplemental Indenture or in the Securities shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Securities, but this First Supplemental Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     SECTION 10. Successors and Assigns. All agreements of the Company in this First Supplemental Indenture and the Securities shall bind its successors and all agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.


                                THE MEAD CORPORATION


                                By:  /s/ Timothy R. McLevish
                                     -------------------------------------
                                         Name: Timothy R. McLevish
                                         Title:   Vice President and
                                                     Chief Financial Officer



                                MEADWESTVACO CORPORATION,
                                   as Guarantor


                                By:  /s/ Karen R. Osar
                                     -------------------------------------
                                         Name: Karen R. Osar
                                         Title:   Chief Financial Officer



                                WESTVACO CORPORATION,
                                   as Guarantor


                                By:  /s/ William S. Beaver
                                     -------------------------------------
                                         Name: William S. Beaver
                                         Title:   Vice President and
                                                     Treasurer



                                BANK ONE TRUST COMPANY, NA
                                  as Trustee


                                By:  /s/ Christopher C. Holly
                                     -------------------------------------
                                         Name: Christopher C. Holly
                                         Title:   Assistant Vice President